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                              ARTHUR ANDERSEN LLP

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement (File No. 333-39571) on Form S-8.



                                                   /s/Arthur Andersen LLP
                                                   ARTHUR ANDERSEN LLP


Boston, Massachusetts
March 30, 1998